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Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

        I, Jay D. Kranzler, the Chief Executive Officer of Cypress Bioscience, Inc. (the "Company"), and I, Sabrina Martucci Johnson, the Chief Financial Officer of the Company, each hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

          (1)   The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2004
/s/ JAY D. KRANZLER Chief Executive Officer	/s/ SABRINA MARTUCCI JOHNSON Chief Financial Officer

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  Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906